                                                                   EXHIBIT 4.5


                  THIS COMMON STOCK PURCHASE WARRANT (THIS "WARRANT") AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS WARRANT, THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.


                         -------------------------------

                          HOLMES PROTECTION GROUP, INC.

                          Common Stock Purchase Warrant

                         -------------------------------



DATE OF ISSUANCE: August 30, 1996

                  This certifies that, for good and valuable consideration, HOLMES PROTECTION GROUP, INC., a Delaware corporation (the "Company"), grants to AMERICAN SCANDINAVIAN BANKING CORPORATION, a New York corporation (the "Warrantholder"), the right to subscribe for and purchase from the Company One Hundred Thousand (100,000) validly issued, fully paid and nonassessable shares (the "Warrant Shares") of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), at the purchase price per share of $9.75 (the "Exercise Price"), at any time prior to 5:00 p.m., New York City time, on the Expiration Date, all subject to the terms, conditions and adjustments herein set forth.

                  This Warrant was issued in connection with the Credit Agreement, dated August 30, 1996, among the Company, the Warrantholder and Bank of Boston Connecticut (the "Credit Agreement"). The Warrantholder is entitled to the rights and subject to the obligations contained in the Registration Rights Agreement, dated August 30, 1996, among the Company, Merita Bank Ltd. and Bank of Boston Connecticut.

               1. Duration and Exercise of Warrant; Limitation on Exercise;
                  Payment of Taxes

                  1.1 Duration and Exercise of Warrant.

                  Subject to the terms and conditions set forth herein, this Warrant may be exercised, in whole or in part and at any time(s), by the Warrantholder by:

                  (a) the surrender of this Warrant to the Company, with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day prior to the Expiration Date; and

                  (b) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer, certified or official bank check or any other means approved by the Company, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America and/or by surrender to the Company of shares of Common Stock then owned by the Warrantholder and valued for purposes hereof at their Current Market Value at the time of exercise.

                  The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid (or as provided in Section 1.2 below. Notwithstanding the foregoing, no such surrender shall be effective to constitute the Person entitled to receive such shares as the record holder thereof while the transfer books of the Company for the Common Stock are closed for any purpose (but not for any period in excess of five days); but any such surrender of this Warrant for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date this Warrant was surrendered and for the number of shares of Common Stock and at the Exercise Price in effect at the date of such surrender.

                  1.2 Conversion Right.

                  (a) In lieu of the payment of the Exercise Price, the Warrantholder shall have the right (but not the obligation), to require the Company to convert this Warrant, in whole or in part, into shares of Common Stock (the "Conversion Right") as provided for in this Section 1.2. Upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any of the Exercise Price) in accordance with Section 1.1 that number of shares of Common Stock equal to the quotient obtained by dividing (i) the value of the number of Warrant Shares being converted at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for all such Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Current Market Value (as defined herein) for the shares of Common Stock issuable upon exercise of the Warrant immediately prior to the exercise of the Conversion Right) by (ii) the Current Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

                  (b) The Conversion Right may be exercised by the Warrantholder on any Business Day prior to the Expiration Date by delivering the Warrant Certificate, with a duly executed Exercise Form with the conversion section completed, to the Company, exercising the Conversion Right and specifying the total number of shares of Common Stock that the Warrantholder will be issued pursuant to such conversion.

                  1.3 Warrant Shares Certificate.

                  A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within ten Business Days after receipt of the Exercise Form by the Company and, if the Conversion Right is not exercised, payment of the purchase price. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

                  1.4 Payment of Taxes.

                  The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay any and all taxes that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.


               2. Restrictions on Transfer; Restrictive Legends.

                  2.1 Restrictions on Transfer.

                  This Warrant may not be offered, sold, transferred, pledged or otherwise disposed of, in whole or in part, to any Person other than an Affiliate of the Warrantholder without the prior written consent of the Company, which shall not be unreasonably withheld or delayed.

                  2.2 Restrictive Legends.

                  Except as otherwise permitted by this Section 2, each Warrant (and each Warrant issued in substitution for any Warrant pursuant to Section 4) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                                    THIS WARRANT AND ANY SECURITIES ACQUIRED
                           UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NEITHER THE WARRANT NOR THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                                    THE SECURITIES REPRESENTED BY THIS
                           CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE STATE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

                  Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if either (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act,
(ii) the Warrantholder has delivered to the Company an opinion of legal counsel (from a firm reasonably satisfactory to the Company) which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be or (iii) such Warrant or Warrant Shares may be sold pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act.


               3. Representations, Warranties and Covenants of the Company

                  3.1 Covenants of the Company

                  The Company covenants and agrees as follows:

                  (a) All Warrant Shares that are issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable shares, not subject to any preemptive rights, and free from all taxes payable by the Company, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.

                  (b) During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

                  (c) The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and shall at all times in good faith assist in performing and giving effect to the terms hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment. In no event shall the Company transfer all or substantially all of its assets to any other person or consolidate with or merge into any other entity where the Company is not the surviving entity or person, unless the other entity or person acquiring such properties and assets or surviving after such consolidation or merger shall assume, by operation of law or otherwise, all the terms of this Warrant.

                  (d) The Company shall take no action which would cause any changes in the Common Stock as to which an appropriate adjustment in the number of Warrant Shares and the Exercise Price could not be readily made pursuant to the intention of Section 6 below.


                  (e) At all times prior to the Expiration Date, the Company will promptly deliver to the Warrantholder all notices, reports and other communications delivered to the Company's shareholders, including all public notices, reports, filings and other information submitted to the Commission, such delivery to the Warrantholder to be made contemporaneously with such delivery to the Company's shareholders.

                  (f) The Company will not permit the par value, if any, of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise.

                  3.2 Representations and Warranties of the Company

                  The Company hereby represents and warrants to the Warrantholder as follows:

                  (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority to conduct its business as presently conducted, has the corporate power and authority to execute, issue and deliver this Warrant and to perform its obligations under this Warrant, has the corporate power and authority and legal right to own and lease its properties and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where failure to be so qualified could not be reasonably expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (b) The execution, delivery, issuance and performance by the Company of this Warrant and the issuance of the Warrant Shares upon exercise of this Warrant have been duly authorized by all necessary corporate action and do not and will not violate, or result in a breach of, or constitute a default under, or require any consent under, or result in the creation of any lien, charge or encumbrance upon the assets of the Company pursuant to any law, statute, ordinance, rule, regulation, order or decree of any court, governmental body or regulatory authority or administrative agency having jurisdiction over the Company or its subsidiaries or any contract, mortgage, loan agreement, note, lease or other instrument binding upon the Company or its subsidiaries or by which their properties are bound.

                  (c) This Warrant has been duly executed, issued and delivered by the Company and constitutes a legal, valid, binding and enforceable obligation of the Company.

                  (d) The Company has authorized capital stock consisting of 12,000,000 shares of Common Stock, $.01 par value, of which 4,459,257 shares are issued and outstanding as of July 15, 1996. Except for the securities listed on
Schedule 5.7(b) of the Credit Agreement, there are outstanding no options, warrants or other securities exercisable or exchangeable for or convertible into shares of capital stock of the Company.

                  (e) No holder of securities of the Company has any right to the registration of such securities under the Securities Act and any applicable state securities laws, except as set forth in Schedule 5.7(b) of the Credit Agreement.


               4. Loss or Destruction of Warrant.

                  Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.


               5. Ownership of Warrant.

                  The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

               6. Certain Adjustments.

                  6.1 Stock Dividends, Splits, Combinations of Stock

                  If at any time while this Warrant is outstanding: (i) the Company shall pay a stock dividend payable in shares of Common Stock; (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock; or (iii) the number of shares of Common Stock outstanding at any time after the date of the issuance of this Warrant shall have been decreased by a combination of the outstanding shares of Common Stock; then, on the date of the payment of such dividend, or immediately after the effective date of subdivision, split up, or combination, as the case may be, the number of shares to be delivered upon exercise of this Warrant will be increased or decreased, as the case may be, so that the Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in Section 6.8.

                  6.2 Liquidating Dividends, etc.

                  If at any time while this Warrant is outstanding the Company makes a distribution of its property to the holders of its Common Stock as a dividend in liquidation or partial liquidation or by way of return of capital other than as a dividend payable out of funds legally available for dividends under the laws of the State of Delaware, the Warrantholder shall, upon exercise, be entitled to receive, in addition to the number of shares of Warrant Shares receivable thereupon, and without payment of any consideration therefor, a sum equal to the amount of such property as would have been payable to the Warrantholder as owner of that number of shares of Warrant Shares of the Company receivable by exercise of this Warrant, had the Warrantholder been the holder of record of such Warrant Shares on the record date for such distribution; and an appropriate provision therefor shall be made a part of any such distribution.

                  6.3 Issuance of Additional Shares of Common Stock

                  If the Company, at any time while this Warrant is outstanding, shall issue any Additional Shares (otherwise than as provided elsewhere in this Section 6), at a price per share less than the Exercise Price then in effect or less than the Current Market Value then in effect or without consideration, then the Exercise Price upon each such issuance shall be adjusted to that price determined by multiplying the Exercise Price then in effect by a fraction:

                  (i) the numerator of which shall be equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares plus (b) the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares so issued would purchase at a price per share equal to the Current Market Value then in effect or the Exercise Price then in effect (whichever is greater), and

                  (ii) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares.

                  For the purposes of any adjustment of the Exercise Price pursuant to this Section 6.3, the following provisions shall be applicable:

                  (a) In the case of the issuance of Common Stock by the Company to third parties for cash, the consideration shall be deemed to be the amount of cash paid therefor, without deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof;

                  (b) In the case of the issuance of Common Stock by the Company to third parties for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors of the Company; provided, however, that the aggregate fair market value of such non-cash and cash consideration as so determined shall not exceed the aggregate Current Market Value of the shares of Common Stock being issued; and

                  (c) In the case of the issuance after the date hereof of (i) warrants or options to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock, or
(iii) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                  (i) The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections (a) and (b) above, if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or the rights for the Common Stock covered thereby;

                  (ii) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversions or exchanges thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections (a) and (b) above);

                  (iii) Upon any change in the exercise price of Common Stock deliverable upon exercise of any such options or rights or conversion of or exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                  (iv) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment made upon the issuance of such options, rights securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof.

The provisions of this Section 6.3 shall not apply under any of the circumstances for which an adjustment is provided in Sections 6.1, 6.2, 6.4 or 6.5.

                  6.4 Reorganization, etc.

                  If any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation of the Company with or merger of the Company with or into any other Person (other than a consolidation or merger in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock) or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other Person, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another Person) with respect to or in exchange for Common Stock, then, upon exercise of this Warrant, the Warrantholder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Warrantholder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.

                  6.5 Certain Distributions.

                  In case the Company shall at any time or from time to time distribute to all holders of shares of its Common Stock (including any such distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving Person and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another Person, securities of the Company or another Person or other assets (excluding dividends payable in shares of Common Stock for which adjustment is made under Section 6.1 above or rights or warrants to subscribe for or purchase securities of the Company), then, and in each such case, the Exercise Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the Warrantholder shall be entitled to receive the amount of cash, evidences of indebtedness, securities, other assets, subscription or purchase rights or warrants so distributed that such Warrantholder would have owned or would have been entitled to receive upon or by reason of any such events, had this Warrant been exercised immediately prior to the occurrence of such event; provided, however, that no adjustment shall be made with respect to any distribution of rights to purchase securities of the Company if the Warrantholder would otherwise be entitled to receive such rights upon exercise at any time of this Warrant. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

                  6.6 Purchase of Common Stock by the Company.

                  If the Company at any time while this Warrant is outstanding shall, directly or indirectly through an Affiliate or otherwise, purchase, redeem or otherwise acquire any of its Common Stock at a price per share greater than the Current Market Value then in effect, then the Exercise Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Exercise Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the

Current Market Value; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this Section 6.6, the date as of which the Current Market Value shall be computed shall be the earlier of (x) the date on which the Company shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock.

                  6.7 Carryover.

                  Notwithstanding any other provision of this Section 6, no adjustment shall be made to the number of shares of Common Stock to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment that together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

                  6.8 Exercise Price Adjustment.

                  Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted as provided pursuant to this Section 6, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter; provided, however, that the Exercise Price for each Warrant Share shall in no event be less than the par value of such Warrant Share.

                  6.9 No Adjustment for Dividends.

                  Except as provided in Section 6.1, no adjustment in respect of any dividends shall be made during the term of this Warrant or upon the exercise of this Warrant. Notwithstanding any other provision hereof, no adjustment shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

                  6.10 Notice of Adjustment.

                  Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, notice of such adjustment or adjustments and certificate of a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (who shall be appointed at the Company's expense and who may be the independent public accountants regularly employed by the Company) setting forth the number of Warrant Shares and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.


               7. Amendments.

                  Any provision of this Warrant may be amended and the observance thereof waived only with the written consent of the Company and the Warrantholder.


               8. Notices of Corporate Action.

                  In case at any time the Company proposes:

                  (a) to pay any dividend payable in capital stock (of any class or classes) or in convertible securities upon Common Stock or make any distribution to the holders of Common Stock;

                  (b) to make an offer for subscription to the holders of Common Stock of any Additional Shares or to grant to the holders of Common Stock generally any rights or options;

                  (c) to effect any capital reorganization or reclassification of the capital stock of the Company or consolidation or merger of the Company with, or sale or transfer of all or substantially all of its assets to, another corporation;

                  (d) to issue any shares of its capital stock as part or full consideration for the purchase of assets or stock; or

                  (e) to effect a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more such cases, the Company shall give written notice to the Warrantholder of the date on which: (i) the transfer books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights or grant; and (ii) a record shall be taken to determine stockholders entitled to notice of and to vote at any meeting of stockholders at which any such proposed reorganization, reclassification, consolidation, merger, sale or transfer of assets, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to vote on or exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or transfer of assets, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given not less than thirty (30) days and not more than sixty
(60) days prior to such date on which the transfer books of the Company shall close or a record shall be taken or the relevant event shall occur, as the case may be, and such notice may state that any action will be taken only if certain events specified in such notice (such as the clearing of proxy material by the Commission or an affirmative vote of stockholders) occur prior thereto.


               9. Definitions.

                  As used herein, unless the context otherwise required, the following terms have the following respective meanings:

                  "Additional Shares" means (i) all shares of Common Stock issued by the Company after the date of this Warrant except (x) Warrant Shares and (y) shares of Common Stock issued after August 30, 1996 pursuant to the exercise of stock options granted prior to that date under the Company's employee stock option or other benefit plans or (2) shares of Common Stock issued after August 30, 1996 pursuant to the exercise of stock options granted after that date under the Company's employee stock option or other benefit plans, provided, however, that the number of shares issued as described in clause (2) shall not exceed 250,000 in the aggregate (as adjusted pursuant to Section 6 above); and (ii) any capital stock of the Company of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Company without limitation as to amount.

                  "Affiliate" with respect to any Person shall mean any Person who is an "affiliate" as defined by Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                  "Business Day" means any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of New York.

                  "Commission" means the United States Securities and Exchange Commission.

                  "Common Stock" has the meaning specified on the cover of this Warrant.

                  "Company" has the meaning specified on the cover of this Warrant.

                  "Credit Agreement" has the meaning specified on the cover of this Warrant.

                  "Current Market Value" means, at any date and with respect to one share of Common Stock, the average of the daily closing prices for the 30 consecutive business days ending no more than 15 Business Days before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30 Business Day period). The closing price for each day shall be the last reported sales price regular way, or in case no such reported sales took place on such day, the average of the last reported bid and asked prices on regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading (or if the Common Stock is not listed or admitted for trading on any such exchange, on any day in question, then such price as shall be equal to the average on the last bid and asked prices, as reported by the NASDAQ on such day, or if, on any day in the question, the Common Stock shall not be quoted on the NASDAQ, then such price shall be equal to the last reported bid and asked prices on such day as reported by the National Quotation Bureau, Inc. or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau, Inc.); provided, however, that if the Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, the Current Market Value shall be determined in good faith by the mutual agreement of the Board of Directors of the Company and the holder hereof or, if such determination cannot be agreed to, by a nationally recognized independent investment banking firm selected mutually by the holder of this Warrant and the Company (or if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules). In connection with a determination of Current Market Value by an investment banking firm, Current Market Value shall be determined based on the value of the Company as a going-concern, without any discount for (a) control premiums which could be allocated to other shareholders or (b) any illiquidity in the Common Stock.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor statute thereto), and the rules and regulations of the Commission promulgated thereunder.

                  "Exercise Form" means an Exercise Form in the form annexed hereto as Exhibit A.

                  "Exercise Price" has the meaning specified on the cover of this Warrant.

                  "Expiration Date" means the later of: (i) August 30, 2002; or
(ii) one year after the date on which repayment is made in full on any indebtedness incurred pursuant to the Credit Agreement.

                  "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "Securities Act" has the meaning specified on the cover of this Warrant, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar federal statute.

                  "Warrantholder" has the meaning specified on the cover of this Warrant.

                  "Warrant Shares" has the meaning specified on the cover of this Warrant.


              10. Miscellaneous

                  10.1 Entire Agreement.

                  This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to the Warrants.

                  10.2 Binding Effect; Benefits.

                  This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective permitted successors and assigns. Nothing in this Warrant, express or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective permitted successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

                  10.3 Section and Other Headings.

                  The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

                  10.4 Notices.

                  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                  (a)      if to the Company:

                           Holmes Protection Group, Inc.
                           440 9th Avenue
                           New York, New York 10001-1695
                           Attn: Lawrence Irving
                           Telephone:       (212) 760-0630
                           Telecopy:        (212) 563-0129

                           with a copy (which shall not constitute notice) to:

                           Buchanan Ingersoll
                           College Centre
                           500 College Road
                           Princeton, New Jersey 08540
                           Attn: Dennis M. Stern, Esq.
                           Telephone:       (609) 987-6800
                           Telecopy:        (609) 520-0360

                  (b)      if to American Scandinavian Banking Corporation:

                           c/o Merita Bank Ltd.
                           437 Madison Avenue
                           21st Floor
                           New York, New York 10022
                           Attn:  Charles J. Lansdown
                           Telephone:       (212) 318-9562
                           Telecopy:        (212) 421-4420

                           with copies (which shall not constitute notice) to:

                           Merita Bank Ltd.
                           437 Madison Avenue
                           21st Floor
                           New York, New York 10022
                           Attn: Rossella Perna
                           Telephone:       (212) 318-9345
                           Telecopy:        (212) 421-4420

                           and

                           Hogan & Hartson L.L.P.
                           Columbia Square
                           555 Thirteenth Street, N.W.
                           Washington, D.C. 20004-1109
                           Attn: Claudette M. Christian
                           Telephone:       (202) 637-5650
                           Telecopy:        (202) 637-5910

                  All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 10.4 designate another address or Person for receipt of notices hereunder.

                  10.5 Severability.

                  Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

                  10.6 Governing Law.

                  This warrant shall be governed by and construed in accordance with the laws of the State of Delaware (excluding the choice of law rules thereof).

                  10.7 No Rights or Liabilities as Stockholder.

                  Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                  10.8 Continued Validity.

                  A holder of Common Stock received upon exercise of this Warrant ("Exercised Shares") shall continue to be entitled with respect to such Exercised Shares to all rights and subject to all obligations to which it would have been entitled or subject as a holder hereof under Sections 1.4, 3.1, 7, and
10.6 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the Exercised Shares issued upon such exercise, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.


                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                  HOLMES PROTECTION
                                    GROUP, INC.


                                  By:  /s/ Lawrence R. Irving
                                       -----------------------------
                                  Name:  Lawrence R. Irving
                                  Title:    Vice President - Finance

                                                                     Exhibit A
                                                                     ---------


                                  EXERCISE FORM
                                  -------------

                 (To be executed upon exercise of this Warrant)


                  The undersigned hereby irrevocably elects to exercise the right represented by this Warrant to purchase _________ of the Warrant Shares and [herewith tenders payment for such Warrant Shares to the order of Holmes Protection Group, Inc.] [hereby exercises its Conversion Right] in accordance with the terms of this Warrant. The undersigned requests that a certificate for [such Warrant Shares] [that number of Warrant Shares to which the undersigned is entitled as calculated pursuant to Section 1.2] be registered in the name of the undersigned and that such certificates be delivered to the undersigned's address below.

                  The undersigned represents that it is acquiring such Warrant Shares for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control).

Dated:
      ----------------------------


                                   Signature:
                                             ----------------------------------

                                             ----------------------------------
                                             (Print name)

                                             ----------------------------------
                                             (Street address)

                                             ----------------------------------
                                             (City)  (State)  (Zip code)


Signed in the presence of:


- ------------------------------

                                   Schedule A
                                   ----------

                  THIS COMMON STOCK PURCHASE WARRANT (THIS "WARRANT") AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS WARRANT, THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.


                            -------------------------

                          HOLMES PROTECTION GROUP, INC.

                          Common Stock Purchase Warrant

                            -------------------------



DATE OF ISSUANCE: August 30, 1996

                  This certifies that, for good and valuable consideration, HOLMES PROTECTION GROUP, INC., a Delaware corporation (the "Company"), grants to BANK OF BOSTON CONNECTICUT, a Connecticut State Savings Bank (the "Warrantholder"), the right to subscribe for and purchase from the Company Sixty-Six Thousand Six Hundred and Sixty Six (66,666) validly issued, fully paid and nonassessable shares (the "Warrant Shares") of Common Stock, par value $.01 per share, of the Company (the "Common Stock"), at the purchase price per share of $9.75 (the "Exercise Price"), at any time prior to 5:00 p.m., New York City time, on the Expiration Date, all subject to the terms, conditions and adjustments herein set forth.

                  This Warrant was issued in connection with the Credit Agreement, dated August 30, 1996, among the Company, the Warrantholder and Merita Bank Ltd. (the "Credit Agreement"). The Warrantholder is entitled to the rights and subject to the obligations contained in the Registration Rights Agreement, dated August 30, 1996, among the Company, Merita Bank Ltd. and Bank of Boston Connecticut.

              1. Duration and Exercise of Warrant; Limitation on Exercise; Payment of Taxes

                  1.1      Duration and Exercise of Warrant.

                  Subject to the terms and conditions set forth herein, this Warrant may be exercised, in whole or in part and at any time(s), by the Warrantholder by:

                  (a) the surrender of this Warrant to the Company, with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day prior to the Expiration Date; and

                  (b) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer, certified or official bank check or any other means approved by the Company, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America and/or by surrender to the Company of shares of Common Stock then owned by the Warrantholder and valued for purposes hereof at their Current Market Value at the time of exercise.

                  The Company agrees that such Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid (or as provided in Section 1.2 below. Notwithstanding the foregoing, no such surrender shall be effective to constitute the Person entitled to receive such shares as the record holder thereof while the transfer books of the Company for the Common Stock are closed for any purpose (but not for any period in excess of five days); but any such surrender of this Warrant for exercise during any period while such books are so closed shall become effective for exercise immediately upon the reopening of such books, as if the exercise had been made on the date this Warrant was surrendered and for the number of shares of Common Stock and at the Exercise Price in effect at the date of such surrender.

                  1.2 Conversion Right.

                  (a) In lieu of the payment of the Exercise Price, the Warrantholder shall have the right (but not the obligation), to require the Company to convert this Warrant, in whole or in part, into shares of Common Stock (the "Conversion Right") as provided for in this Section 1.2. Upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any of the Exercise Price) in accordance with Section 1.1 that number of shares of Common Stock equal to the quotient obtained by dividing (i) the value of the number of Warrant Shares being converted at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price for all such Warrant Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Current Market Value (as defined herein) for the shares of Common Stock issuable upon exercise of the Warrant immediately prior to the exercise of the Conversion Right) by (ii) the Current Market Value of one share of Common Stock immediately prior to the exercise of the Conversion Right.

                  (b) The Conversion Right may be exercised by the Warrantholder on any Business Day prior to the Expiration Date by delivering the Warrant Certificate, with a duly executed Exercise Form with the conversion section completed, to the Company, exercising the Conversion Right and specifying the total number of shares of Common Stock that the Warrantholder will be issued pursuant to such conversion.

                  1.3 Warrant Shares Certificate.

                  A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within ten Business Days after receipt of the Exercise Form by the Company and, if the Conversion Right is not exercised, payment of the purchase price. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

                  1.4 Payment of Taxes.

                  The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay any and all taxes that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.


               2. Restrictions on Transfer; Restrictive Legends.

                  2.1      Restrictions on Transfer.

                  This Warrant may not be offered, sold, transferred, pledged or otherwise disposed of, in whole or in part, to any Person other than an Affiliate of the Warrantholder without the prior written consent of the Company, which shall not be unreasonably withheld or delayed.

                  2.2 Restrictive Legends.

                  Except as otherwise permitted by this Section 2, each Warrant (and each Warrant issued in substitution for any Warrant pursuant to Section 4) shall be stamped or otherwise imprinted with a legend in substantially the following form:

                                    THIS WARRANT AND ANY SECURITIES ACQUIRED
                           UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND NEITHER THE WARRANT NOR THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                                    THE SECURITIES REPRESENTED BY THIS
                           CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE STATE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS THAT, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

                  Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if either (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act,
(ii) the Warrantholder has delivered to the Company an opinion of legal counsel (from a firm reasonably satisfactory to the Company) which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be or (iii) such Warrant or Warrant Shares may be sold pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act.


               3. Representations, Warranties and Covenants of the Company

                  3.1 Covenants of the Company

                  The Company covenants and agrees as follows:

                  (a) All Warrant Shares that are issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable shares, not subject to any preemptive rights, and free from all taxes payable by the Company, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.

                  (b) During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

                  (c) The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and shall at all times in good faith assist in performing and giving effect to the terms hereof and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment. In no event shall the Company transfer all or substantially all of its assets to any other person or consolidate with or merge into any other entity where the Company is not the surviving entity or person, unless the other entity or person acquiring such properties and assets or surviving after such consolidation or merger shall assume, by operation of law or otherwise, all the terms of this Warrant.

                  (d) The Company shall take no action which would cause any changes in the Common Stock as to which an appropriate adjustment in the number of Warrant Shares and the Exercise Price could not be readily made pursuant to the intention of Section 6 below.


                  (e) At all times prior to the Expiration Date, the Company will promptly deliver to the Warrantholder all notices, reports and other communications delivered to the Company's shareholders, including all public notices, reports, filings and other information submitted to the Commission, such delivery to the Warrantholder to be made contemporaneously with such delivery to the Company's shareholders.

                  (f) The Company will not permit the par value, if any, of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise.

                  3.2 Representations and Warranties of the Company

                  The Company hereby represents and warrants to the Warrantholder as follows:

                  (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority to conduct its business as presently conducted, has the corporate power and authority to execute, issue and deliver this Warrant and to perform its obligations under this Warrant, has the corporate power and authority and legal right to own and lease its properties and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification, except where failure to be so qualified could not be reasonably expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (b) The execution, delivery, issuance and performance by the Company of this Warrant and the issuance of the Warrant Shares upon exercise of this Warrant have been duly authorized by all necessary corporate action and do not and will not violate, or result in a breach of, or constitute a default under, or require any consent under, or result in the creation of any lien, charge or encumbrance upon the assets of the Company pursuant to any law, statute, ordinance, rule, regulation, order or decree of any court, governmental body or regulatory authority or administrative agency having jurisdiction over the Company or its subsidiaries or any contract, mortgage, loan agreement, note, lease or other instrument binding upon the Company or its subsidiaries or by which their properties are bound.

                  (c) This Warrant has been duly executed, issued and delivered by the Company and constitutes a legal, valid, binding and enforceable obligation of the Company.

                  (d) The Company has authorized capital stock consisting of 12,000,000 shares of Common Stock, $.01 par value, of which 4,459,257 shares are issued and outstanding as of July 15, 1996. Except for the securities listed on
Schedule 5.7(b) of the Credit Agreement, there are outstanding no options, warrants or other securities exercisable or exchangeable for or convertible into shares of capital stock of the Company.

                  (e) No holder of securities of the Company has any right to the registration of such securities under the Securities Act and any applicable state securities laws, except as set forth in Schedule 5.7(b) of the Credit Agreement.


               4. Loss or Destruction of Warrant.

                  Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.


               5. Ownership of Warrant.

                  The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

               6. Certain Adjustments.

                  6.1 Stock Dividends, Splits, Combinations of Stock

                  If at any time while this Warrant is outstanding: (i) the Company shall pay a stock dividend payable in shares of Common Stock; (ii) the number of shares of Common Stock shall have been increased by a subdivision or split-up of shares of Common Stock; or (iii) the number of shares of Common Stock outstanding at any time after the date of the issuance of this Warrant shall have been decreased by a combination of the outstanding shares of Common Stock; then, on the date of the payment of such dividend, or immediately after the effective date of subdivision, split up, or combination, as the case may be, the number of shares to be delivered upon exercise of this Warrant will be increased or decreased, as the case may be, so that the Warrantholder will be entitled to receive the number of shares of Common Stock that such Warrantholder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in Section 6.8.

                  6.2 Liquidating Dividends, etc.

                  If at any time while this Warrant is outstanding the Company makes a distribution of its property to the holders of its Common Stock as a dividend in liquidation or partial liquidation or by way of return of capital other than as a dividend payable out of funds legally available for dividends under the laws of the State of Delaware, the Warrantholder shall, upon exercise, be entitled to receive, in addition to the number of shares of Warrant Shares receivable thereupon, and without payment of any consideration therefor, a sum equal to the amount of such property as would have been payable to the Warrantholder as owner of that number of shares of Warrant Shares of the Company receivable by exercise of this Warrant, had the Warrantholder been the holder of record of such Warrant Shares on the record date for such distribution; and an appropriate provision therefor shall be made a part of any such distribution.

                  6.3 Issuance of Additional Shares of Common Stock

                  If the Company, at any time while this Warrant is outstanding, shall issue any Additional Shares (otherwise than as provided elsewhere in this Section 6), at a price per share less than the Exercise Price then in effect or less than the Current Market Value then in effect or without consideration, then the Exercise Price upon each such issuance shall be adjusted to that price determined by multiplying the Exercise Price then in effect by a fraction:

                  (i) the numerator of which shall be equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares plus (b) the number of shares of Common Stock which the aggregate consideration for the total number of such Additional Shares so issued would purchase at a price per share equal to the Current Market Value then in effect or the Exercise Price then in effect (whichever is greater), and

                  (ii) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares.

                  For the purposes of any adjustment of the Exercise Price pursuant to this Section 6.3, the following provisions shall be applicable:

                  (a) In the case of the issuance of Common Stock by the Company to third parties for cash, the consideration shall be deemed to be the amount of cash paid therefor, without deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof;

                  (b) In the case of the issuance of Common Stock by the Company to third parties for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors of the Company; provided, however, that the aggregate fair market value of such non-cash and cash consideration as so determined shall not exceed the aggregate Current Market Value of the shares of Common Stock being issued; and

                  (c) In the case of the issuance after the date hereof of (i) warrants or options to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock, or
(iii) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                  (i) The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections (a) and (b) above, if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or the rights for the Common Stock covered thereby;

                  (ii) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversions or exchanges thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections (a) and (b) above);

                  (iii) Upon any change in the exercise price of Common Stock deliverable upon exercise of any such options or rights or conversion of or exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                  (iv) Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustment made upon the issuance of such options, rights securities or options or rights related to such securities been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities and subsequent conversion or exchange thereof.

The provisions of this Section 6.3 shall not apply under any of the circumstances for which an adjustment is provided in Sections 6.1, 6.2, 6.4 or 6.5.

                  6.4 Reorganization, etc.

                  If any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation of the Company with or merger of the Company with or into any other Person (other than a consolidation or merger in which the Company is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock) or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other Person, shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another Person) with respect to or in exchange for Common Stock, then, upon exercise of this Warrant, the Warrantholder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Warrantholder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6.



                  6.5 Certain Distributions.

                  In case the Company shall at any time or from time to time distribute to all holders of shares of its Common Stock (including any such distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving Person and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another Person, securities of the Company or another Person or other assets (excluding dividends payable in shares of Common Stock for which adjustment is made under Section 6.1 above or rights or warrants to subscribe for or purchase securities of the Company), then, and in each such case, the Exercise Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the Warrantholder shall be entitled to receive the amount of cash, evidences of indebtedness, securities, other assets, subscription or purchase rights or warrants so distributed that such Warrantholder would have owned or would have been entitled to receive upon or by reason of any such events, had this Warrant been exercised immediately prior to the occurrence of such event; provided, however, that no adjustment shall be made with respect to any distribution of rights to purchase securities of the Company if the Warrantholder would otherwise be entitled to receive such rights upon exercise at any time of this Warrant. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

                  6.6 Purchase of Common Stock by the Company.

                  If the Company at any time while this Warrant is outstanding shall, directly or indirectly through an Affiliate or otherwise, purchase, redeem or otherwise acquire any of its Common Stock at a price per share greater than the Current Market Value then in effect, then the Exercise Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying such Exercise Price by a fraction (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Current Market Value; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such purchase, redemption or acquisition. For the purposes of this Section 6.6, the date as of which the Current Market Value shall be computed shall be the earlier of (x) the date on which the Company shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock.

                  6.7 Carryover.

                  Notwithstanding any other provision of this Section 6, no adjustment shall be made to the number of shares of Common Stock to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment that together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

                  6.8 Exercise Price Adjustment.

                  Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted as provided pursuant to this Section 6, the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter; provided, however, that the Exercise Price for each Warrant Share shall in no event be less than the par value of such Warrant Share.

                  6.9 No Adjustment for Dividends.

                  Except as provided in Section 6.1, no adjustment in respect of any dividends shall be made during the term of this Warrant or upon the exercise of this Warrant. Notwithstanding any other provision hereof, no adjustment shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

                  6.10 Notice of Adjustment.

                  Whenever the number of Warrant Shares or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall promptly mail by first class, postage prepaid, to the Warrantholder, notice of such adjustment or adjustments and certificate of a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company (who shall be appointed at the Company's expense and who may be the independent public accountants regularly employed by the Company) setting forth the number of Warrant Shares and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.


               7. Amendments.

                  Any provision of this Warrant may be amended and the observance thereof waived only with the written consent of the Company and the Warrantholder.


               8. Notices of Corporate Action.

                  In case at any time the Company proposes:

                  (a) to pay any dividend payable in capital stock (of any class or classes) or in convertible securities upon Common Stock or make any distribution to the holders of Common Stock;

                  (b) to make an offer for subscription to the holders of Common Stock of any Additional Shares or to grant to the holders of Common Stock generally any rights or options;

                  (c) to effect any capital reorganization or reclassification of the capital stock of the Company or consolidation or merger of the Company with, or sale or transfer of all or substantially all of its assets to, another corporation;

                  (d) to issue any shares of its capital stock as part or full consideration for the purchase of assets or stock; or

                  (e) to effect a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more such cases, the Company shall give written notice to the Warrantholder of the date on which: (i) the transfer books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights or grant; and (ii) a record shall be taken to determine stockholders entitled to notice of and to vote at any meeting of stockholders at which any such proposed reorganization, reclassification, consolidation, merger, sale or transfer of assets, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to vote on or exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale or transfer of assets, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given not less than thirty (30) days and not more than sixty
(60) days prior to such date on which the transfer books of the Company shall close or a record shall be taken or the relevant event shall occur, as the case may be, and such notice may state that any action will be taken only if certain events specified in such notice (such as the clearing of proxy material by the Commission or an affirmative vote of stockholders) occur prior thereto.


               9. Definitions.

                  As used herein, unless the context otherwise required, the following terms have the following respective meanings:

                  "Additional Shares" means (i) all shares of Common Stock issued by the Company after the date of this Warrant except (x) Warrant Shares and (y) shares of Common Stock issued after August 30, 1996 pursuant to the exercise of stock options granted prior to that date under the Company's employee stock option or other benefit plans or (2) shares of Common Stock issued after August 30, 1996 pursuant to the exercise of stock options granted after that date under the Company's employee stock option or other benefit plans, provided, however, that the number of shares issued as described in clause (2) shall not exceed 250,000 in the aggregate (as adjusted pursuant to Section 6 above); and (ii) any capital stock of the Company of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Company without limitation as to amount.

                  "Affiliate" with respect to any Person shall mean any Person who is an "affiliate" as defined by Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

                  "Business Day" means any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of New York.

                  "Commission" means the United States Securities and Exchange Commission.

                  "Common Stock" has the meaning specified on the cover of this Warrant.

                  "Company" has the meaning specified on the cover of this Warrant.

                  "Credit Agreement" has the meaning specified on the cover of this Warrant.

                  "Current Market Value" means, at any date and with respect to one share of Common Stock, the average of the daily closing prices for the 30 consecutive business days ending no more than 15 Business Days before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 30 Business Day period). The closing price for each day shall be the last reported sales price regular way, or in case no such reported sales took place on such day, the average of the last reported bid and asked prices on regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading (or if the Common Stock is not listed or admitted for trading on any such exchange, on any day in question, then such price as shall be equal to the average on the last bid and asked prices, as reported by the NASDAQ on such day, or if, on any day in the question, the Common Stock shall not be quoted on the NASDAQ, then such price shall be equal to the last reported bid and asked prices on such day as reported by the National Quotation Bureau, Inc. or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau, Inc.); provided, however, that if the Common Stock is not traded in such manner that the quotations referred to above are available for the period required hereunder, the Current Market Value shall be determined in good faith by the mutual agreement of the Board of Directors of the Company and the holder hereof or, if such determination cannot be agreed to, by a nationally recognized independent investment banking firm selected mutually by the holder of this Warrant and the Company (or if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules). In connection with a determination of Current Market Value by an investment banking firm, Current Market Value shall be determined based on the value of the Company as a going-concern, without any discount for (a) control premiums which could be allocated to other shareholders or (b) any illiquidity in the Common Stock.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor statute thereto), and the rules and regulations of the Commission promulgated thereunder.

                  "Exercise Form" means an Exercise Form in the form annexed hereto as Exhibit A.

                  "Exercise Price" has the meaning specified on the cover of this Warrant.

                  "Expiration Date" means the later of: (i) August 30, 2002; or
(ii) one year after the date on which repayment is made in full on any indebtedness incurred pursuant to the Credit Agreement.

                  "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "Securities Act" has the meaning specified on the cover of this Warrant, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar federal statute.

                  "Warrantholder" has the meaning specified on the cover of this Warrant.

                  "Warrant Shares" has the meaning specified on the cover of this Warrant.


              10. Miscellaneous

                  10.1 Entire Agreement.

                  This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to the Warrants.

                  10.2 Binding Effect; Benefits.

                  This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective permitted successors and assigns. Nothing in this Warrant, express or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective permitted successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

                  10.3 Section and Other Headings.

                  The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

                  10.4 Notices.

                  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

                  (a)      if to the Company:

                           Holmes Protection Group, Inc.
                           440 9th Avenue
                           New York, New York 10001-1695
                           Attn: Lawrence Irving
                           Telephone:       (212) 760-0630
                           Telecopy:        (212) 563-0129

                           with a copy (which shall not constitute notice) to:

                           Buchanan Ingersoll
                           College Centre
                           500 College Road
                           Princeton, New Jersey 08540
                           Attn: Dennis M. Stern, Esq.
                           Telephone:       (609) 987-6800
                           Telecopy:        (609) 520-0360

                  (b)      if to Bank of Boston Connecticut:

                           Bank of Boston Connecticut
                           c/o BancBoston Capital, Inc.
                           100 Federal Street
                           Boston, MA 02110
                           Mail Stop 01-31-08
                           Attn:  Mary J. Reilly
                           Telephone: (617) 434-7890
                           Telecopy: (617) 434-1153

                  All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 10.4 designate another address or Person for receipt of notices hereunder.

                  10.5 Severability.

                  Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

                  10.6 Governing Law.

                  This warrant shall be governed by and construed in accordance with the laws of the State of Delaware (excluding the choice of law rules thereof).

                  10.7 No Rights or Liabilities as Stockholder.

                  Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

                  10.8 Continued Validity.

                  A holder of Common Stock received upon exercise of this Warrant ("Exercised Shares") shall continue to be entitled with respect to such Exercised Shares to all rights and subject to all obligations to which it would have been entitled or subject as a holder hereof under Sections 1.4, 3.1, 7, and
10.6 of this Warrant. The Company will, at the time of each exercise of this Warrant, in whole or in part, upon the request of the holder of the Exercised Shares issued upon such exercise, acknowledge in writing, in form reasonably satisfactory to such holder, its continuing obligation to afford to such holder all such rights; provided, however, that if such holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder all such rights.


                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.


                                        HOLMES PROTECTION
                                         GROUP, INC.


                                        By:  /s/ Lawrence R. Irving
                                             --------------------------------
                                        Name:  Lawrence R. Irving
                                        Title:    Vice President - Finance

                                                              Exhibit A
                                                              ---------

                                  EXERCISE FORM
                                  -------------

                 (To be executed upon exercise of this Warrant)


                  The undersigned hereby irrevocably elects to exercise the right represented by this Warrant to purchase _________ of the Warrant Shares and [herewith tenders payment for such Warrant Shares to the order of Holmes Protection Group, Inc.] [hereby exercises its Conversion Right] in accordance with the terms of this Warrant. The undersigned requests that a certificate for [such Warrant Shares] [that number of Warrant Shares to which the undersigned is entitled as calculated pursuant to Section 1.2] be registered in the name of the undersigned and that such certificates be delivered to the undersigned's address below.

                  The undersigned represents that it is acquiring such Warrant Shares for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control).

Dated:
      -------------------------

                                   Signature:
                                             ----------------------------------

                                             ----------------------------------
                                             (Print name)

                                             ----------------------------------
                                             (Street address)

                                             ----------------------------------
                                             (City)  (State)  (Zip code)


Signed in the presence of:


- -----------------------------

                                   Schedule A
                                   ----------